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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               _________________

                                    FORM 8-K
                               _________________

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                Date of Earliest Event Reported: October 2, 1997


                      ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)



                 Texas                                 000-10056                              74-2142545
   (State or other jurisdiction                 (Commission File Number)                     (IRS Employer
   of incorporation or organization)                                                         Identification No.)

                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)

                                 (713) 621-8241
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         Mr. Abdulaziz M. Al-Abdulkader resigned as a Director of Adair International Oil & Gas, Inc. (the "Company") on October 2, 1997 to concentrate on other business opportunities and because Mr. Al-Abdulkader does not reside in the United States and is not in a position to devote his time and resources to serving as a director. The existing board of directors has not yet filled the vacancy on the board created by Mr. Al-Abdulkader's resignation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADAIR INTERNATIONAL OIL & GAS, INC.



Date: October 28, 1997                            By:  /s/ John W. Adair
                                                     --------------------------
                                                       John W. Adair, President





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